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                                                                   Exhibit 23.1





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated May 8, 1998, included in this Form 10-K into the Company's previously filed Registration Statement File Nos. 333-46903 and 333-41063.



                                                 /s/ Arthur Andersen LLP
                                                 -----------------------
                                                 ARTHUR ANDERSEN LLP


Chicago, Illinois,
June 26, 1998